Exhibit 23(e)


                 Consent of Independent Public Accountants


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our reports dated June 29, 1995, included (or incorporated by reference) in Federal Express Corporation's Form 10-K for the year ended May 31, 1995, and to all references to our firm included in this registration statement.


                                              /s/ ARTHUR ANDERSEN LLP
                                              --------------------------
                                                  Arthur Andersen LLP


Memphis, Tennessee

July 1, 1996